EARNINGS CALL PRESENTATION Fiscal Year 2019, Fourth Quarter May 28, 2019

HORACIO ROZANSKI CALL President and Chief Executive Officer PARTICIPANTS LLOYD HOWELL Chief Financial Officer and Treasurer NICHOLAS VEASEY Vice President of Investor Relations 2

DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses in the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations under “Fiscal 2020 Full Year Outlook,” reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2019. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. For the same reason, a reconciliation of Adjusted EBITDA Margin on Revenue guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. All quarterly financial information for the fiscal year ended March 31, 2017 presented herein is as previously reported under ASC 605 while the annual financial information for the fiscal year ended March 31, 2017 was retroactively recast for the effects of ASC 606 and ASU 2017-07, as required. Unless otherwise specified, all references to "record" results are with respect to the period since Booz Allen's initial public offering. 3

KEY FINANCIAL RESULTS FISCAL YEAR 2019 RESULTS FOURTH QUARTER (1) FISCAL YEAR 2019 (1) Revenue $1.8 billion 9.1% Increase $6.7 billion 8.7% Increase Revenue, Excluding Billable Expenses $1.2 billion 8.1% Increase $4.7 billion 9.1% Increase Adjusted EBITDA $153 million 3.4% Increase $675 million 15.4% Increase Adjusted EBITDA Margin on Revenue 8.6% (5.3)% Decrease 10.1% 6.1% Increase Net Income $90 million 8.6% Increase $419 million 38.7% Increase Adjusted Net Income $90 million 21.9% Increase $395 million 34.2% Increase Diluted EPS $0.63 12.5% Increase $2.91 43.4% Increase Adjusted Diluted EPS $0.64 25.5% Increase $2.76 38.7% Increase Net Cash Provided by Operating $216 million 77.1% Increase $500 million 35.3% Increase Activities (1) Comparisons are to prior fiscal year periods 4

FY'19 PERFORMANCE: ALIGNED WITH INVESTMENT THESIS UPDATED INVESTMENT THESIS Unique Market Position = Strong Financial Returns + Option Value – Investments in innovation, talent, FY'18 - FY'21 – Continued investment in and capabilities position us to help new business lines and clients adopt current and new 66% ADEPS GROWTH BY FY'21 1 solutions that will drive technologies future growth – First mover advantage enhanced by + ~2% DIVIDEND YIELD our ability to combine mission knowledge, consulting heritage and 6 - 9% Low 10% Range ~$1.4B technical depth creating value for critical missions and top priorities Annual Revenue Adj. EBITDA Capital Growth Margins 1 Deployment INDUSTRY LEADING ORGANIC – Organic growth in revenue ex-billables of ~9% year-over-year driven by continued strong client demand REVENUE GROWTH – ~6% year-over-year headcount growth; poised to execute on largest fiscal-year book-to-bill since IPO – Adj. EBITDA margin on revenue of 10.1%; record Adj. EBITDA of $675M (~15% growth year-over-year) CONTRACT PERFORMANCE – Organic growth and strong contract-level execution continue to drive profitability DRIVES MARGIN EXPANSION – FY'20 guidance of Adj. EBITDA margin in the low 10% range – $78 million in Q4 share repurchases; $250 million through March 31, 2019 PRUDENT CAPITAL – $32 million in Q4 quarterly dividends; $114 million through March 31, 2019 DEPLOYMENT – Reaffirming three-year goal to deploy ~$1.4B; achieved goal to deploy >$350M during FY'19 1) ADEPS and Adjusted EBITDA Margin goals have been updated to reflect our performance one year into our Investment Thesis 5

Page 4 intentionally repeated KEY FINANCIAL RESULTS FISCAL YEAR 2019 RESULTS FOURTH QUARTER (1) FISCAL YEAR 2019 (1) Revenue $1.8 billion 9.1% Increase $6.7 billion 8.7% Increase Revenue, Excluding Billable Expenses $1.2 billion 8.1% Increase $4.7 billion 9.1% Increase Adjusted EBITDA $153 million 3.4% Increase $675 million 15.4% Increase Adjusted EBITDA Margin on Revenue 8.6% (5.3)% Decrease 10.1% 6.1% Increase Net Income $90 million 8.6% Increase $419 million 38.7% Increase Adjusted Net Income $90 million 21.9% Increase $395 million 34.2% Increase Diluted EPS $0.63 12.5% Increase $2.91 43.4% Increase Adjusted Diluted EPS $0.64 25.5% Increase $2.76 38.7% Increase Net Cash Provided by Operating $216 million 77.1% Increase $500 million 35.3% Increase Activities (1) Comparisons are to prior fiscal year periods 6

HISTORICAL BACKLOG & BOOK-TO-BILL BACKLOG (1) $21.4 $20.5$20.4 $22.0 $19.3 $12.4 $17.0 $12.4 $16.7 $16.7 $16.1 $12.2 $16.5 s $13.6 $13.5 $13.6 $14.0 $9.2 $9.6 $10.1 n $12.0 $9.2 o i $8.3 l $7.0 $7.5 $7.7 l i $11.0 $6.5 b n $4.8 i $4.5 $5.5 $3.3 $3.9 $4.2 $4.2 $4.1 $3.7 $2.9 $3.2 $3.1 $3.2 $4.2 $3.3 $2.8 $2.8 $3.6 $2.9 $2.7 $2.8 $3.5 $3.4 $0.0 $2.6 $2.5 (2) (2) (2) (2) (3) (3) (3) (3) (4) (4) (4) (4) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Funded Unfunded Priced Options BOOK-TO-BILL TRENDS - HIGHEST FISCAL YEAR 4.0x 3.66x 3.0x 2.70x 2.17x 2.0x 1.64x 1.14x 1.31x 0.92x 1.04x 0.99x 0.60x 1.0x 0.45x 0.36x 0.0x Q1'17 (2) Q2'17 (2) Q3'17 (2) Q4'17 (2) Q1'18 (3) Q2'18 (3) Q3'18 (3) Q4'18 (3) Q1'19 (4) Q2'19 (4) Q3'19 (4) Q4'19 (4) Quarterly Book-to-Bill LTM Book-to-Bill 1) For more information on the components of backlog, and the differences between backlog 2) Revenue as reported under ASC 605 and remaining performance obligations, please see the Company's Form 10-K for the fiscal 3) Revenue as adjusted from previously reported to reflect ASC 606 and ASU 2017-07 year ending 3/31/19 4) Revenue as reported, reflecting ASC 606 and ASU 2017-07 7

CAPITAL ALLOCATION DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY – Achieved our target of deploying >$350M during FY'19; multi-year capital deployment plan remains on track, subject to market conditions – Deployed ~$364M during FY'19, including ~$110M during the fourth quarter – Aim to deploy ~$1.0 billion over the next two fiscal years, aligning with our overall three-year goal of $1.4B – In May, our Board approved a $400M increase in our share repurchase authorization bringing our remaining capacity to ~$658M – Ample cash on hand and balance sheet capacity to support our capital deployment objectives – The Board authorized a regular dividend of 23 cents per share, payable on June 28th to stockholders of record on June 14th QUARTERLY CAPITAL DEPLOYMENT ($ IN MILLIONS) LTM CAPITAL DEPLOYMENT ($ IN MILLIONS) $373.0 $384.5 $362.1 $364.2 $108.2 $110.1 $110.1 $269.6 $279.1 $307.3 $252.6 $250.0 $80.5 $83.0 $77.7 $200.1 $75.5 $68.3 $48.1 $41.1 $105.4 $27.7 $27.4 $27.2 $27.1 $32.4 $103.4 $107.2 $109.5 $114.2 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Quarterly Dividends Share Repurchases Quarterly Dividends Share Repurchases 8

FINANCIAL OUTLOOK FULL YEAR FY'20 GUIDANCE OPERATING PERFORMANCE CURRENT Revenue Growth 6.0 - 9.0% Adjusted EBITDA Margin on Revenue Low 10% range Adjusted Diluted EPS $2.90 - $3.05 Net Cash Provided by Operating Activities $400 - $450 million ASSUMPTIONS FOR ADEPS GUIDANCE CURRENT Tax Rate 23 - 25% Share Count 137 - 141 million 9

APPENDIX 10

NON-GAAP FINANCIAL INFORMATION "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment. 11

NON-GAAP FINANCIAL INFORMATION Three Months Ended Fiscal Year Ended March 31, March 31, (In thousands, except share and per share data) 2019 2018 2019 2018 (a) Reflects debt refinancing costs incurred in (Unaudited) (Unaudited) connection with the refinancing transaction Revenue, Excluding Billable Expenses consummated on July 23, 2018. Revenue $ 1,780,080 $ 1,631,076 $ 6,704,037 $ 6,167,600 Billable expenses 538,833 483,077 2,004,664 1,861,312 (b) Reflects the combination of Interest expense Revenue, Excluding Billable Expenses $ 1,241,247 $ 1,147,999 $ 4,699,373 $ 4,306,288 and Other income (expense), net from the Adjusted Operating Income consolidated statement of operations. Operating Income $ 135,099 $ 131,696 $ 602,394 $ 519,723 (c) Release of pre-acquisition income tax reserves Transaction expenses (a) — — 3,660 — assumed by the Company in connection with the Adjusted Operating Income $ 135,099 $ 131,696 $ 606,054 $ 519,723 Carlyle Acquisition. EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses (d) Reflects primarily the adjustments made to the Net income $ 89,575 $ 82,506 $ 418,529 $ 301,692 provisional income tax benefit associated with the Income tax expense 28,305 23,661 96,874 128,344 re-measurement of the Company's deferred tax Interest and other, net (b) 17,219 25,529 86,991 89,687 assets and liabilities as a result of the 2017 Tax Depreciation and amortization 18,216 16,560 68,575 64,756 Act, including a measurement period adjustment EBITDA 153,315 148,256 670,969 584,479 associated with the unbilled receivables method Transaction expenses (a) — — 3,660 — change approved by the IRS in the third quarter of Adjusted EBITDA $ 153,315 $ 148,256 $ 674,629 $ 584,479 fiscal 2019. Adjusted EBITDA Margin on Revenue 8.6% 9.1% 10.1% 9.5% (e) With the enactment of the 2017 Tax Act, fiscal Adjusted EBITDA Margin on Revenue, Excluding Billable 2018 and fiscal 2019 adjustments are reflected Expenses 12.4% 12.9% 14.4% 13.6% using assumed effective tax rates of 36.5% and Adjusted Net Income 26%, which approximate the blended federal and Net income $ 89,575 $ 82,506 $ 418,529 $ 301,692 state tax rates for fiscal 2018 and 2019, Transaction expenses (a) — — 3,660 — respectively, and consistently exclude the impact of Release of income tax reserves (c) — — (462) — other tax credits and incentive benefits realized. Re-measurement of deferred tax assets/liabilities (d) — (9,107) (27,908) (9,107) (f) Excludes an adjustment of approximately $0.4 Amortization or write-off of debt issuance costs and write-off of million and $1.8 million of net earnings for the original issue discount 519 662 2,920 2,655 three and twelve months ended March 31, 2019, Adjustments for tax effect (e) (135) (242) (1,711) (969) respectively, and excludes an adjustment of Adjusted Net Income $ 89,959 $ 73,819 $ 395,028 $ 294,271 approximately $0.4 million and $1.9 million of net earnings for the three and twelve months Adjusted Diluted Earnings Per Share ended March 31, 2018, respectively, associated Weighted-average number of diluted shares outstanding 141,050,704 145,577,134 143,156,176 147,750,022 with the application of the two-class method for Adjusted Net Income Per Diluted Share (f) $ 0.64 $ 0.51 $ 2.76 $ 1.99 computing diluted earnings per share. Free Cash Flow Net cash provided by operating activities $ 216,407 $ 122,223 $ 499,610 $ 369,143 Less: Purchases of property and equipment (36,605) (15,370) (94,681) (78,437) Free Cash Flow $ 179,802 $ 106,853 $ 404,929 $ 290,706 12

FINANCIAL RESULTS – KEY DRIVERS Fourth Quarter Fiscal 2019 – Below is a summary of the key factors driving results for the fiscal 2019 fourth quarter ended March 31, 2019 as compared to the prior year period: • Revenue increased by 9.1% to $1.8 billion driven primarily by continued strength in client demand, which led to increased client staff headcount and an increase in direct client staff labor, as well as improved contract performance. Revenue growth was also driven by an increase in billable expenses, including subcontractors and direct expenses incurred on behalf of our clients. • Revenue, Excluding Billable Expenses increased 8.1% to $1.2 billion due to increased client demand which led to increased client staff headcount, an increase in direct client staff labor, and improved contract performance. • Operating Income and Adjusted Operating Income both increased 2.6% to $135.1 million. Increases in both were primarily driven by the same factors driving revenue growth. • Net income increased 8.6% to $89.6 million and Adjusted Net Income increased 21.9% to $90.0 million. These increases were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Net income and Adjusted Net Income also benefited from the Company’s recognition of an income tax benefit driven by the lower federal corporate tax rate. • EBITDA and Adjusted EBITDA both increased 3.4% to $153.3 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. • Diluted EPS increased to $0.63 from $0.56 and Adjusted Diluted EPS increased to $0.64 from $0.51. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income, as well as a lower share count in the fourth quarter of fiscal 2019. • As of March 31, 2019, total backlog was $19.3 billion, an increase of 20.6%. Funded backlog was $3.4 billion, an increase of 28.0%. 13

FINANCIAL RESULTS – KEY DRIVERS Fiscal Year Ended March 31, 2019 – Booz Allen's cumulative performance for fiscal 2019 has resulted in: • Net cash proved by operating activities was $499.6 million for the year ended March 31, 2019 as compared to $369.1 million in the prior year period. The improvement in operating cash flow over the prior year was primarily due to revenue growth and lower cash paid for taxes in fiscal 2019 as compared to fiscal 2018. Free Cash Flow was $404.9 million for the year ended March 31, 2019 as compared to $290.7 million for the year ended March 31, 2018. Free Cash Flow was affected by the same factors affecting cash provided by operating activities, partially offset by an increase in capital expenditures over the prior year primarily related to investments in our facilities and infrastructure, financial management systems and information technology. 14